Exhibit 10.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the “Agreement”) is entered into effective as of September 25, 2004 among Star Scientific, Inc., a Delaware corporation (the “Company”), and each of the other undersigned parties (the “Investors”).

WHEREAS, the Company has authorized the issuance and sale of certain shares (the “Shares”) of common stock of the Company, $0.0001 par value per share (the “Common Stock”), subject to adjustment by the Company’s Board of Directors, to certain investors in a public offering (the “Offering”) under the registration statement on Form S-3 (File No. 333-118054), as amended by the Amendment No. 1 to such Form S-3 filed with the Securities and Exchange Commission (the “Registration Statement”); and

WHEREAS, the Company and each Investor desire that such Investor will purchase from the Company and the Company will issue and sell to such Investor, for a purchase price of $ 5.00 per share, the number of Shares and for the aggregate purchase price set forth immediately under such Investor’s signature below, pursuant to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Agreement to Sell and Purchase the Shares; Subscription Date. At the Closing (as defined in Section 2), the Company will sell to each Investor, and each Investor will purchase from the Company, upon the terms and subject to the conditions hereinafter set forth, the number of Shares set forth for such Investor on the signature page hereto at the aggregate purchase price set forth for such Investor on such signature page.

2. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur on the date of this Agreement (the “Closing Date”) (or upon such other date as the Company and the Investors shall agree), at the offices of the Company’s counsel. At the Closing, the Company shall deliver to the Investor one or more stock certificates, registered in the Investor’s name and address as set forth on the applicable signature page hereto, representing the number of Shares set forth on the signature page hereto, each such certificate to be registered in the name of the Investor. The Company’s obligation to issue the Shares to the Investors shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a wire transfer of immediately available funds to an account designated in writing by the Company, in the full amount of the purchase price for the Shares being purchased hereunder as set forth on the signature page hereto; and (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing. Each Investor’s obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by such Investor (provided that no such waiver shall be deemed given unless in writing and executed by the Investor): (a) receipt by the Investor of a counter-signed copy of this Agreement executed by the Company; (b) receipt by the Investor of one or more stock certificates representing the number of Shares set forth on the signature page hereto; and (c) the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing.

3. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investors, as follows:

3.1 Organization. Each of the Company and its Subsidiaries is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act of 1933, as amended, has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries, considered as one enterprise.

3.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3 Non-Contravention. The execution and delivery of this Agreement, the issuance and sale of the Shares to be sold by the Company under this Agreement, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Company or any Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of the Agreements and the valid issuance and sale of the Shares to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws.

4. Representations, Warranties and Covenants of the Investors.

4.1 Each Investor represents and warrants to, and covenants with, the Company that such Investor is acquiring the number of Shares set forth on the signature page hereto for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares.

4.2 Each Investor further represents and warrants to, and covenants with, the Company that (i) such Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and (ii) this Agreement constitutes a valid and binding obligation of such Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3 The execution and delivery of this Agreement, the purchase of the Shares to be purchased by each Investor under this Agreement, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such Investor is a party, (ii) the charter, by-laws or other organizational documents of such Investor, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to such Investor. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of the Agreements and the purchase of the Shares by such Investor, other than such as have been made or obtained.

4.4 Each Investor represents, warrants and covenants that neither such Investor or any of its affiliates has sold or, at any time prior to the Closing, will sell any shares of the Common Stock unless (i) such Investor owned such shares of the Common Stock at the time of such sale and promptly delivered such shares of Common Stock against such sale or (ii) such Investor delivered such shares of the Common Stock against such sale prior to September 20, 2004.

4.5 Each Investor understands that nothing in this Agreement or any other materials presented to such Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

4.6 Each Investor acknowledges and confirms that it has received a copy of the Company’s prospectus supplement, dated as of September 25, 2004, and accompanying prospectus, dated as of August 20, 2004 (collectively, the “Prospectus”).

5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

6. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

Star Scientific, Inc.

7475 Wisconsin Ave.

Suite 850

Bethesda, MD 20814

Attn: Paul L. Perito

President and Chief Operating Officer

Phone: (301) 654-8300

Telecopy: (301) 654-7743

with copies to:

Star Scientific, Inc.

7475 Wisconsin Ave.

Suite 850

Bethesda, MD 20814

Attn: Robert E. Pokusa

General Counsel

Phone: (301) 654-8300

Telecopy: (301) 654-9308

and

Latham & Watkins LLP

555 Eleventh Street, N.W.

Suite 1000

Washington, DC 20004

Attn: Scott C. Herlihy

Phone: (202) 637-2200

Telecopy: (202) 637-2201

(b) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investors.

8. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

9. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

11. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.

12. Finders Fees. Neither the Company nor the Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder’s fee or commission in connection with this transaction.

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

14. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Investors, including without limitation and without the need for an express assignment, affiliates of the Investors.

15. Expenses. Each of the Company and the Investors shall bear its own expenses in connection with the preparation and negotiation of the Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be duly executed as of the date first above written.

STAR SCIENTIFIC, INC.

By:	/s/ Paul Perito
Paul Perito
President and Chief Operating Officer

Signature Page to Star Scientific, Inc. Stock Purchase Agreement

By:	Iroquois Capital LP
Print Name:	[*]
Title:	[*]
Address:	[*]
Contact name:	[*]
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Number of Shares Purchased:	[*]
Aggregate Purchase Price:	[*]

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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

By:	Nob Hill Capital Partners, LP
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Address:	[*]
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Number of Shares Purchased:	[*]
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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

By:	Nob Hill Capital Partners, LP II
Print Name:	[*]
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Number of Shares Purchased:	[*]
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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

By:	[*]
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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

By:	[*]
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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

By:	[*]
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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

By:	[*]
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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

By:	[*]
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Signature Page to Star Scientific, Inc. Stock Purchase Agreement

By:	[*]
Print Name:	[*]
Title:	[*]
Address:	[*]
Contact name:	[*]
Telephone:	[*]
Number of Shares Purchased:	[*]
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[*]	indicates redacted portions of agreement

Signature Page to Star Scientific, Inc. Stock Purchase Agreement